UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. __)

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☐	Revised Preliminary Consent Revocation Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
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SIX FLAGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Safe Harbor

The information contained in this presentation, other than historical information, consists of forward-looking statements within the meaning of Section
27A of the Securities Act and Section 21E of the Securities Exchange Act. These statements may involve risks and uncertainties that could cause actual results to differ materially from those described in such statements.  These risks and uncertainties include, among others, the costs of reviewing and responding to Red Zone's unsolicited offer and consent solicitation, and other impacts of the proposed offer on Six Flags' operations. Although Six Flags believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct.  Important factors, including factors impacting attendance, such as local conditions, events, disturbances and terrorist activities, risks of accidents occurring at Six Flags' parks, adverse weather conditions, general economic conditions (including consumer spending patterns), competition, pending, threatened or future legal proceedings and other factors could cause actual results to differ materially from Six Flags' expectations. Reference is made to a more complete discussion of forward-looking statements and applicable risks contained under the captions “Cautionary Note Regarding
Forward-Looking Statements" and "Business - Risk Factors" in Six Flags' Annual Report on Form 10-K for the year ended December 31, 2004, which is available free of charge on Six Flags' website at www.sixflags.com.

Six Flags, Inc. and its directors may be deemed to be participants in the solicitation of consent revocations from stockholders of Six Flags.  Information regarding the names of Six Flags’ directors and their respective interests in Six Flags by security holdings or otherwise is set forth in Six Flags’ proxy statement relating to the 2005 annual meeting of stockholders, which may be obtained free of charge at the SEC’s website at www.sec.gov and Six Flags’
website at www.sixflags.com.

Six Flags, Inc. has filed a Preliminary Consent Revocation Statement on Schedule 14A with the SEC, which is available free of charge at the SEC’s website at www.sec.gov.  Investors and security holders are advised to read Six Flags’ Preliminary Consent Revocation Statement, and the Definitive
Consent Revocation Statement and other materials filed by the Company related to the consent solicitation, when available, because they contain important information.  Investors and security holders may obtain a free copy of the Definitive Consent Revocation Statement on Schedule 14A and all
other related materials filed by the Company with the SEC (when they are filed and become available) free of charge at the SEC’s website at
www.sec.gov or by contacting Mackenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016, 1-800-322-2885.  Six Flags, Inc. also will provide a copy of these materials without charge on its website at www.sixflags.com.

In response to any tender offer that may be commenced by Red Zone or any affiliate thereof, Six Flags will file with the SEC its recommendation to stockholders on Schedule 14D-9 regarding the tender offer and any amendments thereto.  Investors and security holders are advised to read Six Flags'
Solicitation/Recommendation Statement on Schedule 14D-9, if and when it is filed and becomes available, because it will contain important information.
Investors and security holders may obtain a free copy of the Solicitation/Recommendation Statement on Schedule 14D-9 (if and when it is filed and becomes available) free of charge at the SEC's website at www.sec.gov.  Six Flags, Inc. also will provide a copy of these materials without charge on its website at www.sixflags.com.

Agenda

I.

Introduction

II.

Sale Process: Maximizing Value for All Stockholders

III.

Six Flags’ Strategic Plan Is Working

IV.

Red Zone’s Ill-Conceived Proposals: Nothing New,
Potentially Harmful to Six Flags and Put Your Investment at
Risk

V.

Red Zone’s Misguided Criticism Reflects Fundamental Lack
of Understanding of the Business

VI.

Conclusion

Introduction

Introduction

Red Zone’s Proposals are . . .

Your Board – which is comprised of a majority of independent directors –
unanimously recommends that stockholders reject the Red Zone Proposals

Bad for Stockholders

Red Zone seeks to obtain effective control of Six Flags without providing a premium payment to stockholders for all of their shares

Conditional tender offer for 23% of shares at $6.50, only if stock price falls below $6.50 during an arbitrary time period

Bad for Six Flags

No new constructive ideas

A number of ill-conceived proposals that would interfere with the
Company’s Strategic Plan, which is working

Revenue and attendance are up significantly year-to-date

Introduces significant execution risk without reducing the Company’s leverage

Would saddle the Company with inexperienced management with
potentially significant conflicts of interest

Introduction

If Red Zone wants to control Six Flags, it should participate in the Sale Process and offer a fair price to ALL Stockholders

Prompt, orderly and competitive auction process led by Lehman Brothers and Allen &
Company

Designed to attract the best possible transaction for ALL stockholders and provide full and fair value for ALL Six Flags shares

Stockholders will have the opportunity to decide whether to accept any proposed transaction

Red Zone is opposed to a sale of the Company

Red Zone’s reported plans to build an entertainment and media company are fundamentally inconsistent with the ongoing sale process

A change in leadership of the Company could chill the interest of potential acquirors

The Six Flags Board is committed to the sale process

The Red Zone proposals put the sale process at risk

Introduction

DON’T ALLOW RED ZONE TO DISRUPT OUR SUCCESSFUL
STRATEGIC PLAN AND THE SALE PROCESS!

STOCKHOLDERS HAVE NOTHING TO LOSE AND EVERYTHING
TO GAIN BY LETTING THE BOARD CONCLUDE THE SALE
PROCESS IN A PROMPT AND EFFICIENT MANNER

Red Zone has been invited to participate in the sale process but has chosen instead to pursue its own agenda which is designed to allow it to obtain effective control of Six Flags without offering a real value-
enhancing alternative

Six Flags’ capital structure should not be an impediment to
concluding a successful transaction – another example of Red Zone being plain wrong

Sale Process:

Maximizing Value for All Stockholders

Sale Process

Rationale

Update

Initiated sale process to avoid significant potential disruption and ongoing risks to the success of the Company’s strategic plan posed by Red Zone

Best way to deliver full and fair value to all stockholders

Favorable time to conduct an auction process due to:

Company’s strong, broad-based performance in 2005

Current state of the M&A and financing markets

Under the direction of the Six Flags Board – a majority of which is comprised of independent directors – all of whom are dedicated to the sale process

The sale process is on target and moving forward according to plan:

Executed confidentiality agreements and distributed descriptive memoranda to a large number of potential financial and strategic buyers

Initial bids due in early November

The Company expects that a buyer will be chosen and a definitive agreement executed, subject to stockholder approval, by year-end unless process is disturbed

Six Flags’ Strategic Plan is Working

Theme Parks Challenged Beginning in 2001

Company enjoyed uninterrupted growth from 1989 through 2001, growing from one park with revenues of $4.5 million to more than 30 parks with revenues of over $1 billion

Entire sector impacted by 2001-2004 downturn

Economic downturn coupled with 9/11 led to overall slowdown in travel, tourism, entertainment spending and theme park attendance

For example, from 2001 to 2003, Disney’s U.S. theme park
revenue declined 8.5% and operating income declined 40% or
$629 million

Six Flags’ relative performance disproportionately impacted by unusually poor weather in multiple Six Flags markets in 2003 and
2004

Our Strategic Plan

Reacted to Downturn with 2003 Strategic Review Leading to Multi-
Pronged Turn-Around Plan

2004

2005

As a result of our plan, we have significantly outperformed

our peers in 2005 and have set the stage for substantial future growth

Aggressive new marketing campaign led by a new, deeply experienced full service ad agency

Increased operating expenses to improve look and feel of parks and enhance guest experience

Capital expenditures aimed at park infrastructure and guest amenities

Divestiture of non-core assets

Numerous personnel changes to strengthen team

Investment in a broad array of family attractions and thrill rides at numerous parks

Enhanced focus on guest experience and year two of ad campaign succeeded in driving strong results

New Marketing Campaign

“Mr. Six” – A Huge Success with Our Target Demographic

Developed to appeal to both mothers and
teenagers

70% of annual media spend targeted at
women 25-49 years old

Teens comprise 30% of attendance and are
critical demographic

Integrated campaign utilizes TV, radio, print,
outdoor, direct mail and online

Award Winning Campaign

Reaching Our Targeted Audience…

…with Success

Mothers

Teenagers

#1

Mothers

Teenagers

Ad Age (2004)

USA Today (2004)

93%

94%

89%

#3

89%

Most Likable Ad

Most Memorable Ad

___________________________

Source: Doner Cardwell Hawkins.

% of audience having seen advertising
with Mr. Six

% of audience that found Mr. Six
enjoyable

New Marketing Campaign

“Mr. Six” – A Powerful Icon for Six Flags’ Brand

Represents “Good, Clean, Fun”

92%

Promotes Attendance at Six Flags Parks

Mothers

Teenagers

88%

88%

Strong Ambassador for Six Flags’ Brand

Mothers

Teenagers

89%

87%

89%

Mothers

Teenagers

___________________________

Source: Doner Cardwell Hawkins.

Strengthens Six Flags’ brand and drives
park attendance – tremendous recognition
and recall

“Mr. Six character is strong equity for Six
Flags – he is very well liked and viewers
want to see more ads with him.” (Millward
Brown research study for Coca-Cola, a Six
Flags promotional partner, August 2004)

% of audience who think Mr. Six shows how
important it is to stay young at heart and have
some good, clean fun

% of audience who think Mr. Six does a good job
representing Six Flags as its ambassador of fun

% of audience who think, based on Mr. Six, they
would really enjoy a day at Six Flags

New Advertising Agency

Hired Doner Cardwell Harkins for its Expertise with Retail and
Branded Products

Client

Campaign

Result

___________________________

Source: Doner Cardwell Hawkins.

Examples of Doner’s successful campaigns include:

Sales +8.3% since launch in 2000 (vs. industry -4%)

Higher recall scores than VW’s “Drivers Wanted”
campaign

Became global advertising theme in 2002

Shipments +10.5% from 2002-2004

(vs. industry +1.5%)

Only furniture brand to rank in Top-10 in Home
Furnishings News’ Biennial Brand Survey

Awareness, critical in this commodity product
category, +27%

Fastest growing mattress brand in the U.S.

Opportunity to overtake Sealy as #1 brand

“Zoom-Zoom-Zoom” campaign
capitalized on Mazda’s unique
engineering and sport-racing heritage
to revitalize this once iconic brand

“New Look of Comfort” campaign
repositioned La-Z-Boy from a male-
oriented “recliner chair company” to a
“stylish comfort” brand attractive to a
younger, female audience

“Counting Sheep” campaign
developed to help consumers
differentiate the Serta brand in a
category that is dominated by three “S”
brands – Sealy, Serta and Simmons

Improved Guest Experience

Increased seasonal labor staffing at all parks

Additional spending on landscaping and park appearance

Continued investment in systems and operating practices to better manage wait times

Investment in infrastructure and guest amenities

90% of visitors surveyed believed that the Six Flags park visited met or exceeded their expectations(1)

Beginning in 2004, Instituted Several Initiatives to Enhance Guest
Experience

___________________________

1.  Six Flags guest surveys.

Emphasis on Family Fun

Six Flags Offers a Great Experience For the Whole Family

World’s Largest Safari Outside
Africa

Mexican-themed section and
third children’s area planned for
2006

New Golden Kingdom jungle
themed section with numerous
family attractions in 2005

Hurricane Harbor water park built
in 2000

Two new family coasters in
2005

Looney Tunes Movie Town in
2000

Hurricane Harbor water park in
mid-90’s

New Jersey

Atlanta

Dallas

Marine World

Chicago

New England

Marine and land animal park
with extensive family and
children’s rides and attractions

Large waterpark added in 2005

Re-theming of Mardi-Gras
section and addition of multiple
family rides in 2004

Selected Family Attractions

Skull Island in-park water
attraction in 2005

Bugs Bunny World section in
2004

Ten new rides for entire family in
2006

Looney Tunes USA section

Three performance shows
including Sponge Bob the Ride
4D

Capital Investments

2005 Targeted Spending for Greatest Impact

New York / New Jersey

Golden Kingdom family section anchored by
Kingda Ka

+ 7%

Chicago

Major in-park waterpark and focus on family-
oriented rides

+ 23%

New England

Two new family attractions (Spinning Coaster
and Family water coaster)

+ 16%

Lake George

Denver

Looney Tunes themed children’s section

+ 10%

In-park family water attraction

+ 11%

Spending on new family-oriented attractions and thrill rides is vital to the theme park business

Our competitors recognize this as well (Cedar Fair 2001 Annual Report)

“New rides and attractions are the life blood of our Business”

“The right balance between thrill rides and family attractions is critical for our continuing success”

Park

$125 million of capital investment planned for 2006

will be similarly broad-based

2005E Attendance

New Attractions

Sale of Non-Core Assets and Real Estate

Sold $358 million of assets since 2003

European operations

Cleveland park

Excess Chicago real estate

Proceeds used to reduce debt

Continue to evaluate alternatives to maximize value of asset portfolio

Announced closure of AstroWorld (Houston), sale of underlying land and relocation of rides to other parks

Reflects unique, marked increase in land value for this location over the last few years

SixFlags

Nestlé Waters
Coca-Cola
SBC
Sherwin Williams
ConAgra
Hawaiian Tropic

Coca-Cola
General Mills
Blockbuster
Sports Illustrated Kids
Texas Rangers
Albertsons
Wendy's
Time Warner Cable

All Natural Ben & Jerry's
Nathan's
Subway
Wok 'N Roll

Strong and Growing Portfolio of Partners

Partners provide over $23 million
in co-op advertising and 360
million coupons

Promotions on over 2.2 billion
cans of Coca Cola products at no
cost to Six Flags

Promotions on over 15 million
General Mills cereal boxes in 2004
with 10 million planned in 2006

National and local branded
concessions in numerous in-park
locations

Sponsorship revenue more than
doubled from 1998-2005

Sponsorship

Joint Marketing

Branded Concessions

Strong Performance in 2005…

Our Strategic Plan is Working!

___________________________

1.

A reconciliation of Adjusted EBITDA and Modified EBITDA to the most comparable GAAP measure is provided in an appendix to this presentation.  The Company is not able as of this date to provide a reliable estimate of its income tax expense (benefit) and other income (expense) for the year ending December 31, 2005.  Therefore, a reliable estimate of its net loss for that year is not available.  Accordingly, the appendix sets forth a reconciliation of expected income from operations for 2005 to expected EBITDA (Modified) and expected Adjusted EBITDA for such year.

Strong year to date results through August 1, 2005…

Attendance +6.3%

Revenues +9.8%

Per Cap Revenues +3.5%

… are expected to continue for all of 2005

Revenues up approximately 8.5% Y-O-Y

Income from operations increase of $37 million (+24.6% Y-O-Y)

Adjusted EBITDA increase of $41 million (+15.9% Y-O-Y)(1)

Income from operations margin of approximately 17% (vs. 14.4% in 2004)

Modified EBITDA Margin of approximately 31% (vs. 29.1% in 2004)(1)

… And Still More to Come

New Jersey

Los Angeles

Atlanta

Dallas

New England

New Rides and Attractions for 2006 and Beyond

Third children’s section (Bugs Bunny themed) in 2006

Mexican-themed area anchored by new wooden coaster and family rides

Launching blockbuster Tatsu coaster for the 2006 season

Thrill ride to attract market specific teen demographic

Integrated a water play area into a Six Flags park for the first time at end of
2005 season

GOLIATH coaster planned for 2006

10 new family-oriented rides in 2006

Significant opportunity to penetrate large market with limited competition

Capex for facility improvements continues to drive robust growth

New family ride and new teen ride planned in 2006

…And Still More to Come (cont’d)

Selected Asset Expansion Opportunities

New Jersey

Lake George,
NY

San Francisco

San Antonio

Montreal

Fully designed and approved 500 room hotel onsite at Great Adventure

Ability to expand to 700 rooms

200-room Great Escape Lodge & Indoor Waterpark slated to open in winter of 2006

New children’s section in 2006

Expansion of waterpark in 2006

Planned waterpark addition in 2007

Red Zone’s Ill-Conceived Proposals:

Nothing New, Potentially Harmful to Six Flags

and Put Your Investment at Risk

Red Zone’s Ill-Conceived Proposals

Red Zone’s suggestions are neither original nor creative

Valid ideas are taken from Six Flags’ current strategic plan

Many proposed strategic and operational changes are misguided and demonstrate significant lack of understanding of and experience in theme park business

Contracting away highly profitable concession business

Substantial reduction in ad spending and use of direct mail as a primary medium

Abandonment of key teen demographic, which represents 30% of attendance

     (10 million)

Dramatic changes in pricing and discount strategies in industry with more limited pricing power than monopoly NFL team

Substantial risk to the Company’s capital structure associated with execution of Red
Zone’s ill-conceived proposals

Theme Park business does not allow for mid-season correction of ill-conceived ideas

Advertising/Marketing: Red Zone Doesn’t Get It

Red Zone’s Ill-Conceived Proposals

Six Flags’ Response

The Theme Park Business is Unique

Reduce advertising and marketing
expenditure

Advertising budget will be spent primarily on
direct marketing and co-op advertising

Re-brand message: “Clean, Safe, Fun”

Target mothers with young children

Increase co-branded marketing programs

Mr. Six campaign has allowed us to decrease ad spending in face of inflationary media environment (8% reduction in 2005 with an additional 8% reduction planned in 2006)

Dramatic reduction would imperil performance

Direct marketing has always been part of our integrated marketing campaign (>15.5 mm mailings in 2005)

Cannot serve as primary vehicle for theme park marketing

Does not reach teens in a meaningful way

One-time event – length of season demands more frequent reach to maintain brand awareness

No other major theme park company relies extensively on direct mail

Research shows that Mr. Six embodies “Good, Clean, Fun” and has been a huge success to date

Ad campaign successfully targets BOTH mothers and teenagers.  Teens represent over 10 million visitors or 30% of Six Flags total attendance –
cannot alienate this demographic

Extensive existing programs with companies including Coca-Cola,
ConAgra Foods, Dannon, General Mills and Wendy’s which increase media spending by one-third

Foolish Concessions Proposals

Red Zone’s Ill-Conceived Proposals

Six Flags’ Response

Outsource concessions operations
to professional concessions
vendor; economics will benefit
from vendor scale

Sell exclusive rights to key food
items to name-brand consumer
foods companies

Sell beverage and related
concession equipment

All major theme park companies have self-run
concessions given scale and greater profitability

Six Flags is 110th largest U.S. food service company

$275 million of total concession sales in 2005E

Outsourcing concessions would reduce 2005 profit by
~$60 million if Six Flags received the same 36% as the
Redskins

Already have full range of national and local branded
food operations where it makes financial and operating
sense

Six Flags replaced McDonald’s with its own
Mooseburger concept and increased profit 61% for these
facilities in first year

Not ours to sell; Coke owns and maintains all beverage
equipment

One time proceeds do not outweigh ongoing loss of profit
from outsourcing

Misinformed Sponsorship Proposals

Red Zone’s Ill-Conceived Proposals

   Six Flags’ Response

Rename rides and attractions using more
modern media and get paid for doing it

Receive fees from third parties in
exchange for exclusive marketing
opportunities to theme park visitors

Sponsorship market for theme park rides is
different than sports teams

Not the same value as naming rights for a pro
sports stadium which receives national TV
coverage

Existing sponsors and licenses (e.g. Warner Bros.
and DC Comics) have high degree of popularity
among our target demographic

Additional relationships require meaningful
additional expense

We constantly evaluate our promotion and
sponsorship opportunities

Have successfully attracted well known
sponsorship from leading global brands

Coca Cola, Kraft, Nestle, Pentax, ConAgra,
MasterCard, SBC, Wendy’s and others

Value of sponsorships in NFL derived from broad
television exposure

Red Zone’s Ill-Conceived Proposals

Improve merchandising tie-ins to
increase merchandise sales

Six Flags’ Response

Merchandise Proposals Offer No New Ideas

Update merchandise offerings for
newer more popular brands and
sponsorships

We constantly review and update our
merchandise offerings

Already selling merchandise from vast
assortment of popular brands/characters

Currently have a significant amount of
merchandising tie-ins for products that
appeal to our demographic

Six Flags consistently uses proven brands
that target children, teens and adults

Example: broad portfolio of sports related
products with NFL, NBA, MLB, NHL
and NCAA brands

Recent tie-ins with movies include Charlie
and the Chocolate Factory, Batman Begins
and Madagascar

Six Flags’ Response

Parking

Bad  Pricing and Parking Proposals

Ticket Pricing

Red Zone’s Ill-Conceived Proposals

Extreme single-season pricing changes without regard to competitive and regional factors could cause dramatic attendance declines

Evaluate ticket pricing with latest
computer technologies

Eliminate any unnecessary price
discounts

Reprice season passes in line with
all other theme parks

Create tiered pricing for premium
parking closer to entrance

Already perform extensive evaluations of ticket prices on a park-
by-park basis

Local market experience is critically important

Unlike FedEx Field, there is not a wait list for season tickets and you cannot gouge your customers

“The Redskins are asking loyal club-seat ticket holders to
forgo the final four seasons of their 10-year contracts and
begin accepting steep price increases now…The team’s
take-it-or-leave it offer is enraging seat holders…and marks another significant chapter in Dan Snyder’s tumultuous
ownership of the team.” (The Washington Times, Jan. 2003)

Consistently review discount programs to increase yield without sacrificing attendance

Season ticket pricing strategy managed to maximize profitability

Charge for premium parking at parks where it is feasible based upon parking lot locations

Examples include Atlanta, Chicago, Dallas, New Jersey, San
Antonio and St. Louis

Like ticket pricing, parking prices evaluated on a park-by-park basis to maximize profitability

Local market experience is critically important

Red Zone’s Ill-Conceived Proposals

Six Flags’ Response

Rezone excess acreage
surrounding select parks –
sell property to third parties

Uninformed Asset Sales Proposals

Continually evaluate opportunities to realize
value from our portfolio of assets

Example: Closure of AstroWorld and sale of
land

Example: Sale of unused real estate around
Chicago park

Sale of currently unused real estate would
inhibit future growth

Examples: Planned 500-room hotel in New
Jersey and planned indoor waterpark and
hotel in Lake George will be constructed on
currently unused land

Theme park professionals recognize other
such opportunities exist

Red Zone grossly overestimates real estate tax
savings from the possible sale of unused land

Six Flags ENTIRE real estate tax bill in 2004
was $25 million

Red Zone’s Misguided Criticism

Reflects Fundamental Lack of Understanding

of the Business

Red Zone Has No Theme Park Experience

Daniel M.
Snyder

Mark
Shapiro

No Experience, But Offers a “Trust Me” Plan to Stockholders

Ownership of professional sports franchise not comparable
to managing theme parks

Managing programming at a cable sports network not
comparable to managing theme parks

Six Flags is Not a Pro Sports Franchise

8 sold out home games per year vs. 29 theme parks each operating 140-180 days per year

Pro sports franchise reflects monopoly in local market with die-hard fan base

Sold out every home game since 1966 regardless of weather, economy or team performance

Multi-year season ticket waiting list

Extreme pricing power

Vast majority of franchise revenue from league-negotiated contracts

Value of franchise advertiser sponsorships derived from broad TV exposure

Concessions

Six Flags is a professional food service operator with large scale, unlike Snyder’s FedEx
Field which is a single operation run only a few weeks per year

Six Flags aims to present a wholesome “Good, Clean, Fun” family entertainment image

Snyder’s Redskins and its football concessions more heavily skewed toward beer sales and male-oriented brands (e.g., Hooters, one of the Redskins’ key brand partners)

Reflects Lack of Understanding of the Business

Per Cap Spending

Red Zone Criticism

Six Flags’ Response

Red Zone’s Misguided Criticism

Incorrect to compare per cap spending for Six Flags vs. Cedar Fair

Cedar Fair generates approximately two-thirds of its revenue from two major market parks which typically have higher per cap revenues

Six Flags generates revenue from a broad portfolio of park types, sizes and geographies (including two international parks with lower per caps)

2004 per cap revenue for major markets parks:

Great America (Chicago) = $38.99

Magic Mountain (L.A.) = $37.76

Great Adventure (N.J.) = $37.06

Marine World (S.F.) = $36.03

New England = $36.59

2004 per cap revenue for all domestic theme parks was $33.12 and is estimated to grow by another $1.56 in 2005

Six Flags per cap revenue CAGR was more than double that of Cedar Fair from 2001 to 2004

Six Flags +4.5%

Cedar Fair +2.1%

Reflects Lack of Understanding of the Business

Focus on Teens

Red Zone Criticism

Six Flags’ Response

Red Zone’s Misguided Criticism

___________________________

1. Six Flags guest surveys.

Incorrect to criticize safety of Six Flags’ parks and desire to attract teen attendance

The safety and security of our visitors is our highest priority and we employ a comprehensive strategy and sophisticated program to achieve this priority

Each of our parks offers a broad array of attractions for the entire family and this broad appeal is reflected in our attendance

2004 attendance by age group: 3-7 (9%); 8-11 (12%); 12-17 (30%);

18-24 (17%); 25-34 (13%); 35-49 (16%); 50-64 (3%)

At only 30%, teens are clearly not a majority; however, they are a large demographic which is critically important to any regional theme park’s success

Red Zone should better understand the safety requirements and operating complexities of the theme park business given that possible disturbances are a reality of public entertainment businesses, including professional football…

Example: Police forced to use pepper spray to quell a major fight at
Snyder’s FedEx Field in September 2002

Example: Fan assaulted for wearing Philadelphia Eagles jersey to a game at FedEx Field in September 2002

…and are not at all specific to Six Flags in the theme park industry

Our visitors consistently report feeling safe at Six Flags parks (1)

Reflects Lack of Understanding of the Business

Balance Sheet
Management

Red Zone Criticism

Six Flags’ Response

Allocation of
Capital

Marketing Strategy

Red Zone’s Misguided Criticism

___________________________

1.  A reconciliation of Adjusted EBITDA to the most comparable GAAP measure is provided in an appendix to this presentation.

(1)

Our strategy for capex spending on both family-oriented attractions and thrill rides is working

Why abandon the hugely successful “Mr. Six” campaign which is working, in favor of Red Zone’s risky “Trust Me” plan?

Have successfully managed balance sheet and improved operations

Sold $358 million of assets since 2003; proceeds used to reduce debt

No significant maturities until 2008

2005E Income from Operations up 24.6% Y-O-Y to $186 million

2005E Adjusted EBITDA up 15.9% Y-O-Y to $300 million

Red Zone’s proposals include significant execution risk and no plans for new equity to increase balance sheet flexibility

Red Zone has never managed a balance sheet of this size and complexity

Conclusion

Conclusion

The Sale Process is on target; don’t let Red Zone disrupt it

Our Strategic Plan is working

Red Zone is offering neither full and fair value for your shares nor any realistic value-enhancing alternative

Ill-conceived proposals come with tremendous execution risk

To support Six Flags, DO NOT sign Red Zone’s WHITE Consent Card

Appendix

Adjusted and Modified EBITDA Reconciliation

The Company is not able as of this date to provide a reliable estimate of its income tax expense (benefit) and other income (expense) for the year ending
December 31, 2005.  Therefore, a reliable estimate of its net loss for that year is not available.  Accordingly, the following table sets forth a reconciliation of expected income from operations for 2005 to expected EBITDA (Modified) and expected Adjust EBITDA for such year.  Since the EBITDA-Based Measures are calculated before income taxes and other expense, the absence of estimates with respect to these items would not affect the expected EBITDA-Based Measures presented.  For 2005, expected interest expense (net) is approximately $180,000,000 and expected minority interest in earnings is approximately $40,000,000.

EBITDA (Modified ) is defined as net income (loss) from continuing operations, before income tax expense (benefit), other expense, early repurchase of debt
(formerly extraordinary loss), minority interest in earnings, interest expense (net), amortization, depreciation and non-cash compensation.  Adjusted EBITDA is defined as EBITDA (Modified) minus the interest of third parties in EBITDA of the four parks that are less than wholly owned.  The Company believes that
EBITDA (Modified) and Adjusted EBITDA (collectively, the “EBITDA-Based Measures”) provide useful information to investors regarding the Company’s operating performance and its capacity to incur and service debt and fund capital expenditures.  The Company believes that the EBITDA-Based Measures are used by many investors, equity analysts and ratings agencies as a measure of performance.  In addition, Adjusted EBITDA is approximately equal to
“Consolidated Cash Flow” as defined in the indentures relating to the Company’s senior notes.  Neither of the EBITDA-Based Measures is defined by GAAP and neither should be considered in isolation or as an alternative to net income (loss), income (loss) from continuing operations, net cash provided by (used in)
operating, investing and financing activities or other financial data prepared in accordance with GAAP or as an indicator of the Company’s operating performance.

___________________________

1.  Represents interest of third parties in EBITDA of Six Flags Over Georgia, Six Flags Over Texas, Six Flags White Water Atlanta and Six Flags Marine World.

($ in thousands)

2004

2005E

Income from operations

$149,573

$186,300

Non-cash compensation

Amortization

1,193

Depreciation

150,229

156,000

EBITDA (Modified)

$301,638

$344,000

Third-party Interest in EBITDA of certain parks

(1)

(43,042)

(44,000)

Adjusted EBITDA

$258,596

$300,000

Year Ending December 31,

Appendix

Adjusted and Modified EBITDA Reconciliation

The following table sets forth a reconciliation of net income (loss) to EBITDA (Modified) and Adjusted EBITDA for 2004.

___________________________

1.  Represents interest of third parties in EBITDA of Six Flags Over Georgia, Six Flags Over Texas, Six Flags White Water Atlanta and Six Flags Marine World.

($ in thousands)

Net income (loss)

Discontinued operations,

inclusive of tax benefit

Income tax expense (benefit)

Other expense

Early repurchase of debt

Minority interest in earnings

Interest expense (net)

Amortization

Depreciation

Non-cash compensation

EBITDA (Modified)

Third party interest in EBITDA

   of certain parks

(1)

Adjusted EBITDA

37,731

37,686

191,581

Twelve Months Ended

December 31,

2004

($464,809)

287,561

31,984

27,839

$301,638

(43,042)

$258,596

1,193

150,229